UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 5, 2022

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9375 E. Shea Blvd., Suite 107-A, Scottsdale, AZ 85260
(Address of principal executive offices)

(888) 398-0202
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

As previously announced, on May 28, 2021 the U.S. Securities and Exchange Commission (“SEC”) filed a civil complaint naming RenovaCare, Inc. (the “Company”) and Harmel S. Rayat, RenovaCare Chairman as defendants (the “SEC Complaint”). The SEC Complaint, regarding legacy events from over 3 years ago, generally alleges that the Company and Mr. Rayat violated the antifraud provisions of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and also alleges that Mr. Rayat aided and abetted the Company's violation of those provisions. The SEC Complaint also charges the Company with violating the reporting provisions of Exchange Act Section 15(d) and Rules 15d-11 and 12b-20 thereunder. The SEC seeks permanent injunctions and civil penalties against both defendants, and officer-and-director and penny stock bars against Mr. Rayat.

As previously filed with the SEC on July 22, 2021, following the SEC’s announcement of the SEC Complaint, a number of class actions were filed against the Company based on the allegations in the SEC Complaint and related matters, including the Gabrielle A. Boller lawsuit and the Michael Solakian lawsuit filed on July 16, 2021 and July 21, 2021, respectively (collectively, the “Class Actions”).

On or about January 5, 2022, Zoser Vargas, a purported stockholder, filed a derivative lawsuit in the United States District Court for the District of New Jersey (the “Vargas Lawsuit”) against the Company, nominally, and certain of its current and former executive officers and directors (the “Defendants”). The Vargas Lawsuit alleges that in connection with the facts and circumstances underlying the allegations in the SEC Complaint, the Defendants engaged in fraudulent conduct and made false and misleading statements of material fact or omitted to state material facts necessary to make the statements made not misleading. The Vargas Lawsuit seeks certain findings, to require the Company to undergo certain corporate actions and monetary damages, including costs and expenses, and such other relief as the Court may deem just and proper.

A lawsuit making similar allegations was filed by Melvin Emberland, purported stockholder, on December, 17, 2021 (the “Emberland Lawsuit”). The Class Actions, the Vargas Lawsuit and the Emberland Lawsuit are herein collectively referred to as the “Stockholder Actions.”

The Company intends to vigorously defend itself against the Class Actions and the Vargas Lawsuit. Based on the early stages of these legal proceedings, at this time, the Company is not able to reasonably estimate a possible range of loss, if any, that may result from the allegations set forth in the complaints filed in the Stockholder Actions.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 5, 2022.

RenovaCare, Inc.

By: /s/       Kaiyo Nedd

Kaiyo Nedd

President and Chief Executive Officer